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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                           Date of Report: May 1, 2000
                (Date of earliest event reported: April 27, 2000)

                                   VERIO INC.

               (Exact Name of Registrant as Specified in Charter)

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
                  Delaware                                       0-24219                                    84-1339720
       (State or Other Jurisdiction of                  (Commission File Number)                 (IRS Employer Identification No.)
               Incorporation)

   8005 South Chester Street, Suite 200, Englewood, Colorado       80112
        (Address of Principal Executive Offices)                 (Zip Code)

                                 (303) 645-1900
              (Registrant's telephone number, including area code)

                                 Not applicable.
          (Former Name or Former Address, if Changed Since Last Report)




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         ITEM 5.  OTHER EVENTS.

         On May 1, 2000, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99(a) and incorporated by reference herein.

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits.

         99(a)   Press Release issued by the Registrant, dated May 1, 2000.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      VERIO INC.



                                 By:  /s/Carla Hamre Donelson
                                      -----------------------
                                      Carla Hamre Donelson
                                      Vice President, General Counsel and
                                      Secretary

Dated:    May 1, 2000





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                                 EXHIBIT INDEX



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
EXHIBIT
NUMBER                        DESCRIPTION
-------                       -----------

99(a)                         Press Release issued by the Registrant, dated May 1, 2000
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